ATLAS ENERGY RESOURCES, LLC

UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

For the Year Ended December 31, 2006 and for the Three Months Ended March 31, 2007

The following unaudited pro forma combined and consolidated financial statements and accompanying notes of Atlas Energy Resources, LLC  (“Atlas Energy” or “the Company”) as of and for three months ended March 31, 2007 and for the year ended December 31, 2006 (the “Pro Forma Statements”), which have been prepared by the Company’s management, are derived from (a) the audited consolidated financial statements of the Company as of and for the year ended December 31, 2006 included in its Annual Report on Form 10-K; (b) the unaudited consolidated financial statements of the Company as of and for the three months ended March 31, 2007 included in its related Quarterly Report on Form 10-Q; (c) the audited financial statements of DTE Gas & Oil Company (“DGO”) acquired from DTE Energy Company (“DTE”) for the year ended December 31, 2006; and (d) the unaudited financial statements for the three months ended March 31, 2007.

The Pro Forma Statements illustrate the effect on Atlas Energy’s historical financial position and results of operations of the purchase of DGO from DTE for cash consideration of approximately $1.268 billion (“the Transaction”), including the Company incurring additional debt to fund the closing of the transaction and repaying its outstanding balance of $56.5 million on its previous $250.0 million credit facility. The Pro Forma Statements are provided for illustrative purposes only and do not purport to represent what the Company’s financial position or results of operations would have been had the acquisition occurred on the dates indicated or the financial position or results of operations for any future date or period.   The unaudited pro forma combined and consolidated balance sheet was prepared assuming that the Transaction had occurred on March 31, 2007.  The unaudited pro forma combined and consolidated statements of operations for the year ending December 31, 2006 and for the three months ended March 31, 2007 were prepared assuming the Transaction had occurred on January 1, 2006.

The Pro Forma Statements, including the related unaudited adjustments that are described in the accompanying notes, are based on available information and certain assumptions we believe are reasonable in connection with the Transaction.  These assumptions are subject to change (see Notes to Unaudited Pro Forma Combined and Consolidated Financial Information). The allocation of the initial purchase price of assets and liabilities in the Pro Forma Statements are based on management’s preliminary valuation estimates. Such allocations will be finalized based on valuation and other studies to be performed by management with the services of outside valuation specialists. As a result, the final adjusted purchase price and purchase price allocations will differ, possibly materially, from that presented in the accompanying unaudited pro forma combined and consolidated balance sheet. In addition, changes in such allocations could impact certain of the assumptions reflected in the accompanying unaudited pro forma combined and consolidated statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007, including the impact such changes may have with respect to estimated levels of depletion, depreciation and amortization.

The Pro Forma Statements should be read in conjunction with (a) the historical consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Result of Operations,” which are set forth in Atlas Energy’s Annual Report on Form 10-K for the year ended December 31, 2006 and in Atlas Energy’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 and (b) the audited financial statements of DGO for the years ended December 31, 2006, 2005 and 2004 and the unaudited financial statements for the three months ended March 31, 2007 and 2006.

ATLAS ENERGY RESOURCES, LLC
MARCH 31, 2007
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

							Atlas Energy
	Atlas Energy	DTE Gas &		Pro Forma			Resources
	Resources	Oil Company		Adjustments			Pro Forma
		(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$6,767	$	−	$658,164	(b	)	$(12,241)
				597,500	(b	)
				(1,264,754)	(a	)
				(9,918)	(c	)
Accounts receivable	25,477		3,755	25,352	(e	)	54,584
Deferred tax asset	−		26,439	(26,439)	(f	)	−
Unrealized hedge gain	7,239		−	−			7,239
Due from affiliates	−		25,352	(25,352)	(e	)	−
Prepaid expenses and other	3,082		493	−			3,575
Total current assets	42,565		56,039	(45,447)			53,157

Property and equipment, net	293,574		325,959	1,264,754	(a	)	1,564,390
				(497,962)	(d	)
				164,998	(f	)
				13,067	(a	)
Deferred tax asset	−		138,559	(138,559)	(f	)
Other assets, net	58,512		-	9,918	(c	)	68,430
	$394,651		$520,557	$770,769			$1,685,977

LIABILITIES AND COMBINED EQUITY
Current liabilities:
Current portion of long-term debt	$31	$	−	$ −			$31
Accounts payable	34,005		19,318	−			53,323
Liabilities associated with drilling contracts	19,681		−	−			19,681
Advances from affiliates	12,269		1,808	(1,808)	(d	)	12,269
Short-term borrowings-affiliate	-		161,253	(161,253)	(d	)	−
Derivative liabilities	10,885		89,526	(89,526)	(d	)	10,885
Accrued liabilities	5,219		3,069	-			8,288
Total current liabilities	82,090		274,974	(252,587)			104,477
Long term debt	56,522		−	658,164	(b	)	714,686
Partnership hedge payable	6,577		−				6,577
Derivative liabilities	11,271		245,375	(245,375)	(d	)	11,271
Asset retirement obligations	27,590		13,269	−			40,859
Other	−		6	−			6

Commitments and contingencies	−		−	−			−

Members’ equity:
Class A unit holders	4,179		−	−			4,179
Class B and D unit holders	206,130		−	597,500	(b	)	803,630
Additional paid-in capital	−		120,653	(120,653)	(a	)	−
Accumulated deficit	−		(132,533)	132,553	(a	)	−
Accumulated other comprehensive income	292		(1,167)	1,167	(a	)	292
Total equity	210,601		(13,067)	610,567			808,101
	$394,651		$520,557	$770,769			$1,685,977

See accompanying notes to unaudited pro forma combined and consolidated financial statements

ATLAS ENERGY RESOURCES, LLC
THREE MONTHS ENDED MARCH 31, 2007
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per unit data)
(Unaudited)

						Atlas Energy
	Atlas Energy	DTE Gas &	Pro Forma			Resources
	Resources	Oil	Adjustments			Pro Forma
REVENUES
Well construction and completion	$72,378	$-	$-			$72,378
Gas and oil production	21,260	33,333	-			54,593
Derivative loss	-	(51,040)	-			(51,040)
Administration and oversight	4,544	-	-			4,544
Well Services	3,721	-	-			3,721
Gathering	3,288	-	-			3,288
Other	-	143	-			143
Total Revenues	105,191	(17,564)				87,627

COSTS AND EXPENSES
Well construction and completion	62,932	-	-			62,932
Gas and oil production	3,902	7,301	-			11,203
Well Services	2,043	-	-			2,043
Gathering fees-Atlas Pipeline	3,288	-	-			3,288
General and administrative	6,899	829	112	(h	)	7,840
Net expense reimbursement - affiliate	-	943	-			943
Depreciation, depletion and amortization	5,868	4,713	10,997	(g	)	21,578
Total operating expenses	84,932	13,786	11,109			109,827

OPERATING INCOME (LOSS)	20,259	(31,350)	(11,109)			(22,200)

OTHER INCOME (EXPENSE)-NET
Interest expense	(410)	(2,662)	(10,328)	(i	)	(14,281)
			(881)	(j	)
Other - net	92	-	-			92
Total other expense	(318)	(2,662)	(11,209)			(14,189)
Net income (loss) before income taxes	19,941	(34,012)	(22,318)			(36,389)
Benefit for income taxes	-	11,904	(11,904)	(f	)	−
Net income (loss)	$19,941	$(22,108)	$(34,222)			$(36,389)

Allocation of net income (loss) attributable to members’ interests:
Class A units	$399		$(1,149)			$(728)
Class B and Class D units	19,542		(56,311)			(35,661)
Net loss attributable to members’ interests	19,941		(57,460)			(36,389)

Basic and diluted net income(loss) per Class B and Class D unit outstanding	$.53		$(1.12)			$(.59)
Weighted average Class B and Class D units outstanding:
Basic	36,627		24,036			60,663
Diluted	36,967		24,036			61,003

See accompanying notes to combined and consolidated financial statements

ATLAS ENERGY RESOURCES, LLC
YEAR ENDED DECEMBER 31, 2006
UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands)
(Unaudited)
		DTE				Atlas Energy
	Atlas Energy	Gas & Oil	Pro Forma			Resources
	Resources	Company	Adjustments			Pro Forma
REVENUES
Well construction and completion	$198,567	$ −	$ −			$198,567
Gas and oil production	88,449	141,862	−			230,311
Derivative gain	−	149,172	−			149,172
Administration and oversight	11,762	−	−			11,762
Well services	12,953	−	−			12,953
Gathering	9,251	−	−			9,251
Other	−	312	−			312
	320,982	291,346	−			612,328
COSTS AND EXPENSES			−
Well construction and completion	172,666	−	−			172,666
Gas and oil production	13,881	28,234	−			42,205
Well Services	7,337	−	−			7,337
Gathering	295	−	−			295
Gathering fees - Atlas Pipeline	29,250	−	−			29,250
General and administrative	23,367	3,826	448	(h	)	27,641
Net expense reimbursement - affiliate	1,237	3,050	−			4,287
Depreciation, depletion and amortization	22,491	19,566	65,574	(g	)	107,631
Total operating expense	270,524	54,766	66,022			391,312

OPERATING INCOME	50,458	236,580	(66,022)			221,016

OTHER INCOME (EXPENSE)
Interest expense	−	(10,096)	(43,504)	(i	)	(57,123)
			(3,523)	(j	)
Other - net	1,369	(674)	−			695
Total other income (expense)	1,369	(10,770)	(47,027)			(56,428)
Net income before cumulative effect of accounting change and income taxes	51,827	225,810	(113,049)			164,588
Cumulative effect of accounting change	6,355	−	−			6,355
Net income before income taxes	58,182	225,810	(113,049)			170,943
Provision for income taxes	−	(79,033)	79,033	(f	)	−
Net income	$58,182	$146,777	$(34,016)			$170,943

See accompanying notes to unaudited proforma combined and consolidated financial statements

ATLAS ENERGY RESOURCES, LLC

NOTES TO UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

1.	GENERAL

Atlas Energy Resources, LLC (the “Company”) is a Delaware limited liability company formed in June 2006 to own and operate substantially all of the oil and gas properties of Atlas America, Inc. (“ATLS”). In December 2006, formation transactions including the capital contribution of oil and gas properties to the Company by Atlas America and the closing of the initial public offering of common units were consummated and reflected in these pro forma statements.

The accompanying unaudited pro forma combined and consolidated financial statements and related notes give effect to the acquisition by the Company of the oil and gas producing properties and related assets of DTE Gas & Oil Company (“DGO”), a wholly owned subsidiary of DTE Energy. The unaudited pro forma consolidated balance sheet of the Company has been presented as if the acquisition had occurred on March 31, 2007.

The unaudited pro forma combined and consolidated statements of operations have been presented as if the acquisition had occurred on January 1, 2006 for the proforma statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007.

In the unaudited pro forma combined and consolidated statement of operations for the year ended December 31, 2006, the column entitled “Atlas Energy Resources”, includes operating results attributable to all of the properties operated by the Company’s predecessor for the period January 1, 2006 to December 17, 2006, prior to the closing of the initial public offering of the Company on December 18, 2006.

Pro forma data is based on currently available information and certain estimates and assumptions as explained in the notes to the unaudited pro forma combined and consolidated financial statements. Pro forma data is not necessarily indicative of the financial results that would have been attained had the acquisitions occurred on the dates indicated. As actual adjustments may differ from the pro forma adjustments, the pro forma amounts presented should not be viewed as indicative of operations in future periods. The accompanying unaudited pro forma combined and consolidated financial statements of the Company should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2007 and Annual Report on Form 10-K for the year ended December 31, 2006, incorporated herein by reference.

ATLAS ENERGY RESOURCES, LLC

NOTES TO UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS — (CONTINUED)

2.    BASIS OF PRESENTATION

The historical financial information is derived from the historical combined and consolidated financial statements of Atlas Energy Resources and the historical financial statements of DTE Gas & Oil Company. The pro forma adjustments have been prepared as if the acquisition had taken place on March 31, 2007, in the case of the pro forma balance sheet, or as of January 1, 2006, in the case of the pro forma statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007.

The unaudited pro forma combined and consolidated financial statements reflect the following transactions:

•	the acquisition of DTE Gas & Oil Company (“DGO”);

•	the equity issuance of additional Class B common and the Class D units on June 29, 2007, used to finance the acquisition of DGO: and

•	borrowings under the Company’s new credit facility on June 29, 2007, used to finance the acquisition of DGO and repay amounts outstanding under its prior line of credit.

3. ACQUISITION AND PRELIMINARY PURCHASE PRICE ALLOCATION

The acquisition of DGO was completed on June 29, 2007. The Company acquired DGO from DTE Energy Company for approximately $1.268 billion, subject to customary closing adjustments.

The acquisition included estimated proved reserves of approximately 613.7 Bcfe and approximately 2,150 gross producing wells on approximately 228,000 gross acres in the northern lower peninsula of Michigan. Also included were approximately 66,000 undeveloped acres.

The purchase price allocation of the total consideration of $1.268 billion is as follows (in thousands):

Accounts receivable	$33,412
Prepaid expenses	1,354
Leaseholds, wells and related equipment	1,267,656
Total assets acquired	1,302,422
Accounts payable and accrued liabilities	(21,030)
Asset retirement obligations	(13,415)
(34,445)
Net assets acquired	$1,267,977

The preliminary purchase price allocation used for the purpose of this pro forma financial information is based on preliminary appraisals, evaluations of proved oil and natural gas reserves, discounted cash flows, quoted market prices and other estimates by management. The purchase price allocation related to the acquisition of DGO is preliminary and subject to change, pending finalization of the valuation of the assets and liabilities acquired. The Company expects to finalize the purchase price allocation within twelve months of the acquisition date.

ATLAS ENERGY RESOURCES, LLC

NOTES TO UNAUDITED PRO FORMA COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS — (CONTINUED)

4. PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated balance sheet gives effect to the acquisition of DTE Gas & Oil Company and the related financing activities as if the transactions had occurred on March 31, 2007. The unaudited pro forma combined and consolidated statements of operations give effect to the acquisition of DTE Gas & Oil Company and the related financing activities as if the transactions had occurred on January 1, 2006.

a.
The unaudited pro forma condensed combined and consolidated balance sheet has been adjusted to reflect the purchase of DGO as if the transaction had occurred on March 31, 2007. The unaudited pro forma condensed combined and consolidated statements of operations have been adjusted to reflect the purchase of DGO as if the transaction had occurred on January 1, 2006.

The purchase price allocation of the total consideration of $1.265 billion is as follows (in thousands):

Accounts receivable	$29,107
Prepaid expenses	493
Leaseholds, wells and related equipment	1,270,816
Total assets acquired	1,300,416
Accounts payable and accrued liabilities	(22,393)
Asset retirement obligations	(13,269)
(35,662)
Net assets acquired	$1,264,754

b.
the issuance and sale of 16,702,828 Class D Units and 7,298,181 Class B Common Units for approximately $597.5 million, net of offering costs, and borrowings of $714.7 million under the new credit facility to fund the remaining balance of the purchase price and repay $56.5 million outstanding under the Company’s prior credit facility.

c.	the use of funds borrowed under the new credit facility to pay the related debt issuance costs of approximately $9.9 million.

d.	the removal of DGO liabilities not acquired by the Company including short-term borrowings and derivative liabilities.

e.	the reclassification of DGO affiliate receivable to accounts receivable.

f.	the removal of the income tax provision and related tax assets and liabilities associated with the operations of DGO as the Company is a non-taxable pass-through entity.

g.	the recording of incremental depreciation, depletion and amortization expense related to DGO assets based on the relative fair value allocation of the purchase price to the acquired assets.

h.	the recording of incremental general and administrative expense related to the common unit awards issued in conjunction with the DGO acquisition.

i.
the recording of incremental interest expense at 7.5% associated with the increase in long-term debt of approximately $658.2 million incurred to fund the balance of the purchase price. We assume none of that debt is paid off during the periods covered in the unaudited pro forma combined and consolidated statements of operations.

j.	the recording of incremental amortization of additional debt issuance costs associated with the increase in the new credit facility.

ATLAS ENERGY RESOURCES, LLC

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS — (CONTINUED)

5.    PRO FORMA NET INCOME PER UNIT

Pro forma net income (loss) per Class B common and Class D unit is determined by dividing the pro forma net income (loss) by the number of Class B common and Class D units outstanding at the closing of the DGO acquisition. The March 31, 2007 pro forma Class B common and Class D units outstanding reflect the issuance and sale of 16,702,828 Class D units and 7,298,181 Class B common units and the grant of 35,000 Class B common units in conjunction with the acquisition. As the Company's initial public offering occurred on December 18, 2006, no earnings per unit has been presented for the year ended December 31, 2006.